UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 3, 2006
(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Drive, Hercules, California	94547
(Address of principal executive offices)	(Zip Code)

(510) 724-7000
Registrant's telephone number, including area code

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in Item 2.02 of the Report, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or
Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

On August 3, 2006, Bio-Rad Laboratories, Inc. announced its results of operations and financial condition as of and for the quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release for second quarter 2006 financial results of
Bio-Rad Laboratories, Inc., dated August 3, 2006. This exhibit is being furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: August 3, 2006	/s/ Christine A. Tsingos
Christine A. Tsingos
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release for second quarter 2006 financial results of
Bio-Rad Laboratories, Inc., dated August 3, 2006. This exhibit is being furnished pursuant to Item 2.02 of Form 8-K.